UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2021

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 16, 2021, PHI Group, Inc. entered into a Memorandum of Understanding with Five Grain Treasure Spirits Co., Ltd. (“FGTS”), a company organized and existing by virtue of the laws of People’s Republic of China, with principal business address at Jigu Road Economic Zone, Shulan City, Jilin Province, China, to acquire seventy percent (70%) of ownership in FGTS and provide the additional required capital for FGTS to implement its business plan. The total budget for the purchase price and the additional required capital is one hundred million U.S. dollars (USD 100,000,000), whose terms and conditions for payment will be stipulated in a Definitive Agreement to be signed by both parties after satisfactory due diligence of FGTS by the Registrant.

FGTS specializes in the production and sales of spirits, together with the development of proprietary spirit production processes and the possession of patented technology for growing raw materials for beverage manufacturing.

Completion of this transaction will be conditioned, among other matters, upon:

(a)	Upon signing of this MOU, FGTS will cooperate with and accommodate PHIL and/or its representative(s) for further due diligence review of FGTS’s business, including but not limited to its assets, liabilities, property, plant and equipment, technologies, operations, books and records, and business plan.

(b)	The signing of the Definitive Agreement by the parties within forty-five days following the signing of this MOU and the closing of this transaction by December 31, 2021, unless extended by the consent of both parties in writing.

(c)	The establishment of a special purpose vehicle (SPV) as the holding company for the seventy percent (70%) ownership in FGTS.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Memorandum of Understanding dated September 16, 2021 between the Registrant and Five Grain Treasure Spirits, Co., Ltd.

99.1	Press release dated September 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2021

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO